
MOVING WATER. MOVING ENERGY.
MOVING FORWARD.

Q3 2024
Earnings Presentation

Franklin Electric

October 2024

Franklin Electric

SAFE HARBOR STATEMENT:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2023, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Franklin Electric

Q3 CEO Summary







- **Continued execution** in a muted market with strong free cash flow generation
- **CEO Transition Plan Executed** with a Productive Summer
- **Q3 orders growth** delivered strong but slightly lower margins
  - Demand remains healthy across key markets
- **Strategy execution**:
  - Addressing water needs where most critical
  - Serving our customers through a strong channel with ease of doing business
  - Expanding to faster-growing verticals
  - Increasing productivity with our Franklin Operating System



Recognition for Performance



BEST PLACES TO WORK IN INDIANA 2024

MOST TRUSTWORTHY COMPANIES IN AMERICA 2024 Newsweek statista

AMERICA'S MOST RESPONSIBLE COMPANIES 2024 Newsweek statista

USA TODAY AMERICA'S CLIMATE LEADERS 2024 statista

AMERICA'S GREENEST COMPANIES 2025 Newsweek PLANT-A INSIGHTS GROUP

Franklin Electric is committed to:

- Our customers, employees, and community
- Being a great place to work
- Quality and service in the industries we serve



Franklin Electric

Q3 2024 Overview

- Financial Performance:
  - **Sales of $531M**, down 1% YoY
  - **Operating income of $74M**, down 6% YoY, with operating margin of 13.8%
  - **GAAP EPS of $1.17**, down 5% YoY
- **Solid performance** despite macroeconomic challenges and wet weather across the US
- **Strong operating performance** in Water Systems partially offset by lower volumes of large de-watering equipment
- **Improved sales** in Distribution segment due to impact of recent acquisition
- **Lower sales** in Fueling Systems due to reduction of high backlog in prior year



Sales
$538 M
$531 M
-1% YoY
Q3 2023
Q3 2024
Operating Income
$78 M
$74 M
-6% YoY
Q3 2023
Q3 2024
EPS
$1.23
$1.17
-5% YoY
Q3 2023
Q3 2024



Segment Update / Pulse

Water Systems



- **New products** in wastewater and mining provide a hedge to weather and macroeconomic headwinds
- **Growth** in groundwater, Europe, LATAM (excluding FX), and APAC

Fueling Systems


EVO
CELLGUARD

- **Higher-value technology products** continue to drive the business
- **Strong Margins**
- Normalized backlog and **YoY order growth**

Distribution



- **End-to-end data** enables understanding and responds to changing consumer behavior
- **Growth** despite weather headwinds and commodity pressures



Q3 2024 FELE Performance

Sales



$550
$500
$450
$400
$350
$300
$250
($M)
$538 M
-$11 M
$9 M
-$5 M
$531 M
Down 1% YoY
Q3 2023
Volume/Price
Acquisitions
FX
Q3 2024

Sales of $531.4 million declined 1% YoY

- Lower volumes in Fueling Systems and Distribution, partially offset by increases in Water Systems
- 2023 Acquisitions added 2% of growth
- Net FX had a negative impact of 1% due to the strengthening of the dollar to the Brazilian Real, Argentine Peso and Turkish Lira

Operating Income



$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
($M)
$78 M
$4 M
-$8 M
$74 M
Down 6% YoY
Q3 2023
Gross profit
SG&A
Q3 2024

Operating Income of $73.5 million declined 6% YoY

- Lower sales more than offset by favorable product mix and cost efficiencies within gross profit
- Higher SG&A expenses primarily due to higher employee compensation costs, including CEO transition costs



Franklin Electric

Q3 2024 Segment Performance

(in Millions US$)

Segment	Sales	Operating Income	Operating Margin	Comments
Water Systems	$302.2 up 2%	$52.8 up 0.2%	17.5% down 30 bps	• All time third-quarter record for sales and operating income • Sales of large dewatering equipment down from record 2023 levels • All other product categories up compared to the prior year • Improved gross margins due to favorable product mix and cost management
Distribution	$190.8 up 1%	$12.2 up 14%	6.4% up 70 bps	• Sales, operating income and margin positively impacted by 2023 acquisition • Sales negatively impacted by unfavorable weather in the U.S. • Cost structure actions implemented at end of second quarter to improve future operating performance
Fueling	$69.7 down 10%	$24.1 down 7%	34.6% up 140 bps	• Third-quarter record for operating margin • Sales in prior year included large reduction in backlog that has normalized in 2024 • Operating margin increased due to favorable product and geographic mix of sales and cost management



Balance Sheet and Cash Flow

(in Millions US$)

Net debt, December 2023	$	(15.4)
Free cash flow		122.9
Acquisitions		(1.2)
Dividends paid		(35.4)
Proceeds from issuance of common stock		5.3
Repurchases of common stock		(57.0)
Other		(0.9)
Net cash, September 2024	$	18.3
Total cash and cash equiv.	$	106.3
Less debt		(88.0)
Net cash	$	18.3

Debt summary	Amount	Interest rate	Maturity
Line of credit borrowings	$ -	N/A	05/26
NY Life	75.0	4.0%	09/25
Project bonds	12.8	3.6%	01/33
Other	0.2		
Total	$ 88.0		

	Nine Months Ended Sep. 30, 2024	Nine Months Ended Sep. 30, 2023
Net income	$ 147.3	$ 155.9
Depreciation and amortization	41.8	39.6
Share-based compensation	10.1	8.4
Foreign exchange expense	5.2	8.1
Changes in receivables, inventory, accounts payable and accrued expenses	(53.0)	(13.5)
Other	(0.3)	0.1
Operating cash flow	151.1	198.6
Capital expenditures	(28.9)	(30.2)
Proceeds from sale of property, plant and equipment	0.7	-
Free cash flow	$ 122.9	$ 168.4
Free cash flow conversion	83%	108%

- Over $750 million of availability under existing credit facilities as of September 30, 2024

[1] Non-GAAP financial metrics referenced in this slide include net debt/cash and free cash flow. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

Capital Allocation Performance & Priorities


Share Repurchases 16%
CAPEX 27%
Dividends 18%
2007 – 2023 FCF Deployment
Acquisitions 39%

Priorities for Cash Deployment

1. Proactive approach to acquisitions with over **$1B** in deal capacity[1]
2. Reinvestment in business to drive organic growth
3. Dividends paid CAGR of 12% (Since 1993)
4. Opportunistic share repurchases

[1] At 9/30/24 based on maximum leverage allowed in existing credit agreements

Franklin Electric



2024 Outlook

	Prior FY Guide *as of July 23, 2024*	**Current FY Guide** *as of October 29, 2024*
Sales	**$2.10 to $2.17 Billion** *up 2-5%*	**~$2.0 Billion** *down ~3%*
EPS	**$4.16 to $4.34** *up 1-6%*	**$3.75 to $3.85** *down 6-9%*

Highlights

- Solid underlying demand in core markets
- Maintaining strong margins
- Managing through transient weather-related challenges and on-going macroeconomic pressures
- Focused on improving cash flow and working capital
- Confident in the long-term strategy

Franklin Electric


42.97

Non-GAAP Reconciliations



Non-GAAP Reconciliations

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include net debt/cash and free cash flow and conversion.

Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Total Debt to Net (cash) debt
$ In millions

	As of September 30, 2024	As of December 31, 2023
Total debt	$ 88.0	$ 100.4
Less: cash and cash equivalents	(106.3)	(85.0)
Net (cash) debt	$ (18.3)	$ 15.4



Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow
$ in millions

	Nine Months Ended September 30,	
	2024	2023
Cash flows from operating activities	$ 151.1	$ 198.6
Cash flows from investing activities	$ (29.3)	$ (36.8)
Cash flows from financing activities	$ (100.0)	$ (140.3)
Cash flows from operating activities	$ 151.1	$ 198.6
Capital expenditures	$ (28.9)	$ (30.2)
Proceeds from sale of property, plant and equipment	$ 0.7	$ -
Free cash flow	$ 122.9	$ 168.4
Net income	$ 147.3	$ 155.9
Free cash flow conversion	83%	108%



THANK YOU

Jeffery L. Taylor, VP, CFO

Franklin Electric Co., Inc.

InvestorRelations@fele.com

260-827-5520